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                                                                   EXHIBIT 10.41



                                         AMENDMENT NO. 2


        THIS AMENDMENT NO. 2 is dated as of June 30, 1998 by and among ACME TELEVISION, LLC, a Delaware limited liability company (the "Borrower"); CIBC INC., UNION BANK OF CALIFORNIA, N.A., BANK OF MONTREAL, CHICAGO BRANCH, and NATIONSBANK, N.A. as Lenders under the Credit Agreement referred to below (the "Lenders"); and CANADIAN IMPERIAL BANK OF COMMERCE, as Agent (the "Agent") for CIBC and such other financial institutions as are or as become Lenders under, and as defined in the Credit Agreement referred to below.

                                            RECITALS

        A. The Borrower, the Lenders and the Agent are parties to a First Amended and Restated Credit Agreement dated as of December 2, 1997 (as previously amended by Amendment No. 1 dated as of June 30, 1998, the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement, unless otherwise provided.

        B. The Borrower has requested that certain financial covenant levels be amended in the Credit Agreement.

        C. Subject to certain terms and conditions set forth herein, the Agent and the Lenders are willing to agree to such request.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      AMENDMENTS TO CREDIT AGREEMENT.

        Subject to the satisfaction of each of the conditions set forth in
SECTION 4, the Lenders hereby agree with the Borrower that the Credit Agreement shall be amended as follows:

        A. MINIMUM EBITDA. The minimum EBITDA level in Section 5.01 of the Credit Agreement is amended for the periods ending June 30, 1998 and September 30, 1998 to be $3,600,000 and $5,500,000, respectively. All of the other levels of minimum EBITDA set forth in Section 5.01 shall remain unchanged.

        B. NO FURTHER AMENDMENTS. Except as specifically amended or waived hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.



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2.      REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY.

        All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Agreement, and all obligations of the Borrower under the Credit Agreement, as amended, shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by the Borrower and its Subsidiaries shall remain in full force and effect and such Security Documents, as amended hereby, are hereby ratified and affirmed.

3.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

        The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

        A. The execution and delivery of this Agreement have been duly authorized by all requisite corporate action on the part of the Borrower.

        B. The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Agreement as though made at and as of such date. No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower from that disclosed in the financial statements most recently furnished to the Lenders. No Event of Default, or condition or event which would, with notice or the lapse of time or both, result in an Event of Default, has occurred and is continuing.

        C. Neither the Borrower nor any Affiliate is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Agreement or the other Documents.

        D. This Agreement and the other Documents constitute the legal, valid and binding obligations of the Borrower and its Affiliates enforceable against them, jointly and severally, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

        E. The Borrower will satisfy all of the conditions set forth in SECTION
4.



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4.      CONDITIONS.

        The willingness of the Agent and the Lenders to amend the Credit Agreement, is subject to the following conditions precedent and subsequent:

        A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

        1.     On or before the date hereof:

               (a) This Agreement.

               (b) True and complete copies of any required managers', members', stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Agreement and the other Documents contemplated hereby, certified by the Manager or Secretary of the appropriate Company, if needed.

        2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request, within the time period(s) reasonably designated by the Agent or its counsel.

        B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

5.      MISCELLANEOUS.

        A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Agreement and the other Documents.

        B. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        C. This Agreement may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as an in hand delivery of an original executed counterpart hereof.



                                      -2-
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      IN WITNESS WHEREOF, the Agent, the Borrower and the Lenders have caused this Agreement to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                       ACME TELEVISION, LLC

                                       By /s/ Thomas Allen
                                          --------------------------------------
                                          Name: Thomas Allen
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE, AS AGENT


                                       By  /s/ Harold Birk
                                           -------------------------------------
                                           Harold Birk, Director
                                           CIBC Oppenheimer Corp., as agent


                                       CIBC INC.


                                       By  /s/ Harold Birk
                                           -------------------------------------
                                           Harold Birk, Director
                                           CIBC Oppenheimer Corp., as agent


                                       NATIONSBANK, N.A.


                                       By /s/ Mary E. Garrity
                                          --------------------------------------
                                          Mary Garrity, Vice President



                                       UNION BANK OF CALIFORNIA, N.A.


                                       By /s/ Christine P. Ball
                                          --------------------------------------
                                          Christine Ball, Vice President

                             (signatures continued)

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                                       BANK OF MONTREAL, CHICAGO BRANCH


                                       By /s/ W. T. Calder
                                          --------------------------------------
                                          Tom Calder, Director

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                              JOINDER BY GUARANTORS

      The undersigned hereby jointly and severally join in the execution of the foregoing Amendment No. 2 dated as of [June 30, 1998] (the "Agreement") to which this Joinder is attached to confirm their respective consents to all of the transactions contemplated by the Agreement and all agreements and instruments executed and delivered in connection therewith and hereby jointly and severally reaffirm and ratify their respective Guarantees and all agreements securing such Guarantees, all of which shall in all respects remain in full force and effect and shall continue to guarantee any and all indebtedness, obligations and liabilities of the Borrower to the Agent and the Lenders, whether now existing or hereafter arising, on the same terms and conditions as are set forth in their respective Guarantees.

                                 ACME Television Holdings of Oregon, LLC
                                 ACME Television of Oregon, LLC
                                 ACME Television Licenses of Oregon, LLC
                                 ACME Television Holdings of Tennessee, LLC
                                 ACME Television of Tennessee, LLC
                                 ACME Television Licenses of Tennessee, LLC
                                 ACME Television Holdings of Utah, LLC
                                 ACME Television of Utah, LLC
                                 ACME Television Licenses of Utah, LLC
                                 ACME Television Holdings of New Mexico, LLC
                                 ACME Television of New Mexico, LLC
                                 ACME Television Licenses of New Mexico, LLC
                                 ACME Subsidiary Holdings III, LLC
                                 ACME Television Holdings of Missouri, Inc.
                                 ACME Television of Missouri, Inc.
                                 ACME Television Licenses of Missouri, LLC
                                 ACME Television of Florida, LLC
                                 ACME Television Licenses of Florida, LLC


                                 By: /s/ Thomas Allen
                                    -------------------------------------
                                    Duly authorized signatory as to all